UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 19, 2015

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Vornado Realty L.P. (the “Company”) is filing this Current Report on Form 8-K to present retrospectively revised historical consolidated financial statements and other information for the years ended December 31, 2014, 2013, and 2012 to:

•         reclassify the financial results for those retail assets that were placed into discontinued operations which primarily consisted of the 79 strip shopping centers, three malls, and a warehouse park which were spun off to Urban Edge Properties (“UE”) on January 15, 2015 as  well as certain other retail assets not included in the UE spin off but were determined to be part of the strategic shift in the Company’s business under the adoption of ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, in the first quarter of 2015;

•         reclassify the former Retail Properties and Toys segments to Other, as the remaining assets and operations no longer meet the qualitative and quantitative thresholds under ASC 280, Segment Reporting;

•         reclassify signage revenue from “fee and other income” to “property rentals” to conform to the presentation beginning with the three months ended March 31, 2015.

These reclassifications have no effect on the Company’s reported net income.

This Current Report on Form 8-K updates the following items in the 2014 Form 10-K to reflect retrospectively the changes discussed above for all periods presented:

•         Part II, Item 6.  Selected Financial Data

•         Part II, Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations

•         Part II, Item 8.  Financial Statements and Supplementary Data

The information contained in this Current Report on Form 8-K is presented as of December 31, 2014, and other than as indicated above, has not been updated to reflect developments subsequent to this date.  All other items of the Form 10-K remain unchanged.  References to “we,” “us,” “our,” the “Company,” and “Operating Partnership” in the exhibits to this report, unless otherwise noted, refer to Vornado Realty L.P. and its consolidated subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

12.1                        Computation of Ratios

23.1                        Consent of Independent Registered Public Accounting Firm

99.1                        Item 6. Selected Financial Data

99.2                        Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3                        Item 8. Financial Statements and Supplementary Data

101.INS                 XBRL Instance Document

101.SCH               XBRL Taxonomy Extension Schema

101.CAL               XBRL Taxonomy Extension Calculation Linkbase

101.DEF                XBRL Taxonomy Extension Definition Linkbase

101.LAB               XBRL Taxonomy Extension Label Linkbase

101.PRE                XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

Date: May 19, 2015	By:	/s/ Stephen W. Theriot
Stephen W. Theriot, Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

EXHIBIT INDEX

EXHIBIT NO.

12.1                        Computation of Ratios

23.1                        Consent of Independent Registered Public Accounting Firm

99.1                            Item 6. Selected Financial Data

99.2                        Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3                        Item 8. Financial Statements and Supplementary Data

101.INS                 XBRL Instance Document

101.SCH                XBRL Taxonomy Extension Schema

101.CAL               XBRL Taxonomy Extension Calculation Linkbase

101.DEF                XBRL Taxonomy Extension Definition Linkbase

101.LAB               XBRL Taxonomy Extension Label Linkbase

101.PRE                XBRL Taxonomy Extension Presentation Linkbase

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